Exhibit 99.1

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priceline.com

Domestic Market Positioning

Expedia.com
travelocity
ORBITZ
hotels.com
Content/
Features
priceline.com
Hotwire
Price
Savings

Source: Priceline management

page 5

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More Ways to Save - Air

BEST DEAL Name Your Own Price®	All Airlines	United Airlines	American Airlines	Delta Airlines	Continental Airlines	US Airways	ATA
Lowest Price Flights	from $273	from $273	from $293	from $293	from $312	from $344	N/A
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Alternate Airports	from $193	from $202	from $202	from $202	from $209	from $193	from $221
ON SALE Flight + Hotel Packages	from $665	from $675	from $675	from $726	from $682	from $665	from $694
DEEP DISCOUNTS Name Your Own Price®	Save up to 40% when you Name Your Own Price® for your trip. START HERE						

Prices are for e-tickets and include taxes and fees. Extra fees* apply for paper tickets. Showing **1-6** of **6** Airlines

Choose Your Departing Flight (You'll choose a return flight on next page)

Results » **1-20** | 21-35

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from **$273** Round-Trip Per Person CHOOSE DEPARTURE

United Airlines Flight 7315 Flight 782

New York City, NY (JFK) → Chicago, IL (ORD)
1 Stop Connects in Washington, DC (IAD)
Departing -- Thursday, Jun 8 at **6:00am**
Arriving -- Thursday, Jun 8 at 9:44am
Trip Duration -- 4h 44m
Full Flight Details
SAVE MORE » **This Flight + 7 Nights Hotel from $747**

MORE WAYS TO SAVE

1 Name Your Own Price
BEST DEAL

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1 **Name Your Own Price**
BEST DEAL
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2 **Package and Save**
Save up to $200 when you package your Flight+Hotel.

3 **Depart from and Arrive at a Nearby Airport**
Depart: EWR
Arrive: ORD
Save $80 or more on this trip by departing from Newark Intl and arriving at Chicago - Ohare Intl

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More Ways to Save - Hotel

Name Your Own Price® and save!
You select the area
You select the quality level
You Name Your Own Price®
We choose a quality hotel for you
You save up to 50%
Its that simple. GET STARTED
Close [x]
, 2006
CHECK-OUT » Thu, Jun 15, 2006
MODIFY SEARCH
ular hotels in top Chicago, IL neighborhoods. Scroll down to see actual hotels.
1 Star / 2 Star
3 Star
4 Star
5 Star
RESORTS
Resorts
Loop - Grant Park (map) $110 $224 $229
Downtown Chicago (map) $139 $180 $249
O'Hare Airport (ORD) (map) $68 $118 $155
Oakbrook Area (map) $64 $104
Skokie - Niles - Evanston (map) $71
Midway Airport Area (map) $63 $129
More Neighborhoods
Name Your Own Price® and Save up to 50%
Choose From Over 185 Hotels See 1-20 | 21-40 | 41-60 | Next 20
Sort By » Most Popular Lowest Price Star Rating Hotel Name Area Map
BEST DEAL – Name Your Own Price® and Save up to 50% GO
$234
Per Night
CHOOSE
Renaissance Suites Chicago O'hare
Chicago, IL (O'Hare Airport (ORD))
The Renaissance Chicago O'Hare Hotel is located in the heart of Chicagoland ne... More
Avg. Guest Rating: 10.0 | Read (62) Guest Reviews »
Features | Rooms | Photos | Map
MORE WAYS TO
SAVE
Name Your Own Price®
SAVE UP TO
50%
MORE WAYS TO
SAVE
1
Name Your Own Price®
SAVE UP TO
50%
Save up to HALF OFF
on your hotel stay.* You get to choose the exact area and star level. Best price and quality guaranteed.
2
Package and Save
Save up to $200
when you package your Flight+Hotel.
Modify Your Search
Destination:
Chicago, IL

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More Ways to Save – Rental Car

PICK-UP » Chicago - Ohare Intl (ORD) Chicago, IL ··· Thu, Jun. 8, 2006 - 12:00 PM
DROP-OFF » Chicago - Ohare Intl (ORD) Chicago, IL ··· Mon, Jun. 12, 2006 - 12:00 PM

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SAVE UP TO 25%

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Best price and quality guaranteed

START NOW

Or if you need a specific rental car company, click on any price below. Your credit card will not be charged until pick up.

BEST DEAL Name Your Own Price®	Budget In-Terminal	Alamo In-Terminal	Hertz Near Airport	Avis In-Terminal	National In-Terminal	See More Companies »
Economy Cars	$33/day $163 total	$36/day $172 total	$38/day $186 total	$38/day $186 total	$53/day $253 total	Click for more prices »
Compact Cars	$34/day $167 total	$38/day $182 total	$40/day $196 total	$40/day $196 total	$55/day $262 total	Click for more prices »
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Total price shown includes est. taxes and fees.

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MORE WAYS TO SAVE

1. **Name Your Own Price**
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More Ways to Save – Packages

Sort By » Most Popular | Lowest Price | Star Rating | Hotel Name | Hotel Location
Now sorting by Most Popular
Total price includes 1 hotel room, round-trip airfare for 2, and taxes and fees.
$603
Per Person
Total Price $1,207
CHOOSE
Renaissance Chicago North Shore
★★★★ Northbrook, Illinois
Welcome to the Renaissance Chicago North Shore Hotel, located in the prestigious North Shore of Chicago. The Hotel where style and comfort is... More
Avg. Guest Rating: 8.0 | Read (32) Guest Reviews »
Overview | Amenities | Photos | Map
FEATURED HOTEL
$504
Per Person
Total Price $1,009
CHOOSE
Crowne Plaza Hotel Chicago O'hare International
★★★ Rosemont, Illinois
Located just 1.5 Miles from O'Hare International Airport, the Crowne Plaza Chicago O'Hare is a hotel of remarkable value. With 503 guest rooms and... More
Overview | Amenities | Photos | Map
MOST POPULAR
$481
Amerisuites Arlington Heights
★★1/2 Arlington Heights, Illinois
MORE WAYS TO SAVE
1
Add a Rental Car
Add a rental car to your package and get discount rates from $24/day.
BOOK ONLINE OR CALL TOLL-FREE
1-800-658-1496
LOOK FOR THESE SAVINGS OPTIONS ON THE NEXT PAGE.
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NAME YOUR OWN PRICE®
BEST DEAL
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PACKAGE AND SAVE
Save up to $200 on Flight + Hotel

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Name Your Own Price® Savings

- Air

SAVE UP TO
40%
Name Your Own Price®
for deeper discounts.*
BEST PRICE & QUALITY GUARANTEED!
GO>

- Hotel

SAVE UP TO
50%
Name Your Own Price®
for deeper discounts.*
BEST PRICE & QUALITY GUARANTEED!
GO>

- Rental Car

Name Your Own Price®
and Save up to 25%
BEST PRICE & QUALITY GUARANTEED!
START HERE >>>

- Packages

Flight
Hotel
Save up to $200
Choose your exact hotel and flights.
Get the best price, guaranteed!

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More Ways to Save - Advertising

page 12

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Domestic Gross Bookings Trends[1]

Organic Yr/Yr Growth in Domestic Gross Bookings
50%
40%
30%
20%
10%
0%
-10%
-20%
2002
2003
2004
2005
1Q06

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Priceline Europe

active hotels
a priceline company

- Acquired: September 2004

BOOKINGS
online hotel reservations

- Acquired: July 2005

priceline.co.uk
Look and book for less

- Merged into Priceline Europe: September 2005

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Supply Environment

Independents

75%(1)

Barton Grange Hotel, Preston
Garstang Road, Preston, Lancashire, PR3 5AA
Preston, UK Hotels
Find available rooms and prices for your stay
Nights:
Hotel Details
Hotel Reviews
How to Book & Cancel
Prices from £55 [51 room
Location In the Country, Mo Suburbs
Transport Map & Directions
Rail: Preston City,
Air: Manchester
Road: M6
Reviews from recent gu
See Hotel photo gallery
Add to shortlist
CHOICE
Average guest rating
Hotel Description
Ideal location, 2 superb dining options, comfortable bedrooms and a exclu leisure club. Preston's newest 4 star hotel. Stylish and contempory with al traditional charm of the original manor house.

Chains

25%(1)

Novotel Preston, Preston
Reedfield Place, Preston, Lancashire, PR5 8AA
Preston, UK Hotels
Find available rooms and prices for your stay
Nights:
Hotel Details
Hotel Reviews
How to Book & Cancel
Security
Prices from £40 [95 room
Location In the Country, Suburbs, City / Main Shopping Are Sport Stadium
Transport Map & Directions
Air: Blackpool
Road: M6
Reviews from recent gu
Good rooms,
staff, free car parking.
good en-suite facilities,
says LAWRENCE
See Hotel photo gallery
Add to shortlist
Best Price
GUARANTEED
Average guest rating
Hotel Description
A 95 spacious bedroom hotel, boasting all amenities needed for a comforta stay and close to all motorway networks. Ideal stop over to Scotland or the lakes, the hotel is 10 mins out of Preston city centre and all transport links.

1) Source: PhocusWright

page 16

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priceline.com

Multi-Lingual Demand (12 languages/40 countries)

Barcelona: English

Eurostars Laietana Palace
Via Laietana 17, 08003 Barcelona (Show map)
Overview Photos How to Book or Cancel Guest reviews
Rooms: 62. Hotel Chain: Hotusa, Eurostars

Barcelona: French

Eurostars Laietana Palace
Via Laietana 17, 08003 Barcelona (Afficher la carte)
Vue d'ensemble photos Comment réserver ou annuler
Enregistré avec ISO 9001: 2000 qualité reconnue
Chambres: 62. Chaîne d'hôtels: Hotusa, Eurostars

Barcelona: Spanish

Eurostars Laietana Palace
Via Laietana 17, 08003 Barcelona (Mostrar mapa)
Descripción Fotos Cómo reservar Comentarios

Barcelona: Dutch

Eurostars Laietana Palace
Via Laietana 17, 08003 Barcelona (Toon kaart)
Overzicht Foto's Hoe te reserveren of annuleren
Kamers: 62. Hotelketen: Hotusa, Eurostars

Barcelona: Italian

Eurostars Laietana Palace
Via Laietana 17, 08003 Barcelona (Visualizza mappa)
Descrizione generale Foto Come Prenotare o Cancellare
Photo Eurostars Laietana Palace
Camere: 62. Catena Alberghiera: Hotusa, Eurostars

Barcelona: German

Eurostars Laietana Palace
Via Laietana 17, 08003 Barcelona (Karte anzeigen)
Überblick Fotos Buchen und Stornieren
Zimmer: 62. Hotelkette: Hotusa, Eurostars

page 17

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Opportunities – Continued roll out across Europe

BOOKINGS
online hotel reservations
Riverside Hotel Prague
EN DE NL FR ES CA IT PT JA ZH PL GR
Home | Partners | About BOOKINGS | Customer service
you are here: home > czech republic > prague > riverside hotel prague
Map
View this hotel on the map
In and around
hotel
Esplanade Prague 1.8 km
Angelis 1.0 km
show the 5 most popular...
Convention Center
Expo Praha 3.7 km
Monument or Landmark
Riverside Hotel Prague
Janackovo nab. 15, 150 00 Prague 5, Praha (Show map)
Overview
Photos
How to Book or Cancel
Guest reviews
Score from 107 reviews
9.3
The Riverside Hotel stands in the heart of the city, on the left bank of Vltava River, just few steps from the Charles Bridge and the Old Town. With its unique Art Nouveau façade and stunning Belle Epoque interiors, the 45 cosy and charming suites and rooms, have custom-made lavish furnishings and all modern facilities. Start your day with breakfast in the comfort of your room, or in the breakfast room and let the efficient and friendly staff look after all your needs. Enjoy a drink or light snack at the Hemingway Bar or visit the many cafes, bars, bistros and restaurants
More photos

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Integration of Priceline Europe – Supply

Active now has hotels that were originally on Bookings

active hotels
Berlin Plaza Hotel, Berlin
Knesebeckstrasse 63, Berlin, , 10719
Hotel Homepage | Hotel Accessibility | How to Book & Cancel | Security & Privacy
English | Francais | Español | Deutsch | Italiano
Rooms from €60.00 [131 rooms total]
Location Airport Hotel , Motel (Motorway / Highway) , City / Town Centre
Transport Map & Directions
When would you like to stay?
23 May 2006
Nights: 1 Rooms: 1
Find available rooms
Reserve Online, Pay on Departure*
Send to a friend
Add to Favourites
Photo Gallery
The Berlin Plaza Hotel is located in the heart of the city, on Berlin's famous street, the Kurfürstendamm.
On this page: Hotel facilities | Room information | Restaurants and Bars | Hotel Policies | Local Attractions | Directions

Bookings now has hotels that were originally on Active

BOOKINGS
online hotel reservations
Home | Partners | About
you are here: home > united kingdom > nottingham > the strath
The Strathdon Hotel
Derby Rd, NG1 5FT Nottingham (Show map)
Overview
Photos
How to Book or C
Guest reviews
Map
View this hotel on the map
In and around
hotel
Premier Apartments Nottingham
1.0 km
Crowne Plaza Nottingham
0.2 km
Park Plaza Nottingham 0.4 km
The Britannia Nottingham Hotel 0.4 km
Comfort Hotel Nottingham (City Centre) 0.8 km
Airport
East Midlands (EMA) 18.0 km
More photos

page 20

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Integration of Priceline Europe – Demand

Eastbound

priceline europe
Brought to you by priceline.com
You are here: Home > Italy > Venice > Hotel Gabrielli Sandwirth
Show map
View the selected hotels on a map
Hotels nearby
Other hotels in this area can be found on the map.
Hotel Gabrielli Sandwirth
Riva degli Schiavoni, 30122 Venice (Show map)
Overview
Photos
How to Book
The Hotel Gabrielli Sandwirth, a XIV c
palazzo, one of the most exclusive h
Venice, is family run already for more
150 years.
The interiors, spacious and elegant,
period furnishings and exquisite Mur
glass, in an ambiance typical of the
Venetian residences. Romantic inner
yards, the beautyful rose garden as
the breathtaking roof garden are are
some of the unique items of this pro
Rooms: 105

Westbound

BOOKINGS
online hotel reservations
Home
Partners
you are here: home > usa > miami beach > sheraton bal harbo
Map
View this hotel on the map
In and around
hotel
Le Meridien Sunny Isles Beach 6.8 km
Sea View Bal Harbour 5.4 km
Hotel La Flora 11.7 km
Lorraine Hotel 9.5 km
Villa Capri 9.1 km
Sheraton Bal Harbour Beach Hotel
9701 Collins Avenue, 33154 Bal Harbour, Miami (Florida
Overview
Photos
How to Book or Cancel
More photos
Nestled on ten
the Sheraton B
Miami Beach a
resort features
charm and is ic
vacations.
Between Miam
the Sheraton B
is the ideal plac
getaways and
slides and wate
in the spa or on our pristine beach. And business tra
Florida's points of interest.
Rooms: 645. Hotel Chain: Sheraton, Starwood.
AVAILABILITY

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International Gross Bookings Trends[1]

Organic Yr/Yr Growth in International Gross Bookings
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06

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[GRAPHIC]

[LOGO]

Goldman, Sachs & Co.

7th Annual Internet Conference

May 24, 2006

CONFIDENTIAL INFORMATION • Property of priceline.com incorporated. All Rights Reserved. 5.23.06

[LOGO]	[GRAPHIC]

Priceline.com would like to remind you that this presentation contains forward looking statements, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements.

Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward looking statements.  For a list of factors that could cause Priceline.com’s actual results to differ materially from those described in the forward-looking statements, please refer to the risk factors in Priceline.com’s most recent filings with the Securities and Exchange Commission.  Unless required by law, Priceline.com undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with priceline.com’s audited financial statements and the notes thereto filed with the Securities and Exchange Commission on Form 10-K and quarterly financial statements filed with the Securities and Exchange Commission on Form 10-Q.

2

Mission

•      To be the leading online travel business for value-conscious leisure travelers in North America

•      To be the leading European online hotel reservation service for leisure and unmanaged business travel

3

Q1 Highlights

•      Gross Bookings of $747M; Grew 33% organically(1) year/year

•      Highest organic growth rate in industry

•      Acceleration from 21% in Q4

•      Domestic Gross Bookings of $474M; Grew 10% organically(1) yr/yr

•      Acceleration from 5% in Q4

•      International Gross Bookings of $273M; Grew 102% organically(1) yr/yr

•      Acceleration from 88% in Q4

(1)   Organic gross travel bookings growth rates assume that acquired businesses were owned during all of 2005 and exclude the sale of Travelweb hotel rooms through Orbitz.

4

Domestic Market Positioning

[CHART]

Source:  Priceline management

5

Price Drives Purchasing Decisions

•      What is the key consideration when choosing a travel web site?

		2006	2005
•	Price:	61%	52%

•	Best Package:	10%	NA

•	Trust:	8%	14%

•	Ease of Use:	8%	13%

•	Convenience:	5%	10%

•	Selection:	5%	NA

•	Information:	3%	NA

Source: Goldman, Sachs Research

•      What was the primary reason why you chose to purchase by a different method?

•	Lower Prices:	51%

•	Convenience/Ease:	9%

•	Better Selection:	9%

•	Other Reasons:	20%

•	Don’t Know/Refused:	11%

Source: PhoCusWright

6

More Ways to Save - Air

[GRAPHIC]

7

More Ways to Save - Hotel

[GRAPHIC]

8

More Ways to Save – Rental Car

[GRAPHIC]

9

More Ways to Save – Packages

[GRAPHIC]

10

Name Your Own Price® Savings

•	Air	[GRAPHIC]

•	Hotel	[GRAPHIC]

•	Rental Car	[GRAPHIC]

•	Packages	[GRAPHIC]

11

More Ways to Save - Advertising

[GRAPHIC]

12

Domestic Gross Bookings Trends(1)

Organic Yr/Yr Growth in Domestic Gross Bookings

[CHART]

(1)   Organic gross travel bookings growth rates assume that acquired businesses were owned during all periods and exclude the sale of Travelweb hotel rooms through Orbitz.

13

European Market

			Priceline
		Internet	Gross Bookings
	Population(1)	Penetration(1)	(indexed to UK)
Greece/Turkey	86,945,986	16.5%	5%
Germany	82,515,988	59.0%	45%
France	61,004,840	43.0%	36%
United Kingdom	60,139,274	62.9%	100%
Italy/Malta	59,500,569	49.0%	55%
Spain	44,351,186	38.7%	54%
Scandinavia	19,763,100	70.1%	3%
Netherlands	16,386,216	65.9%	35%
Portugal	10,501,051	58.0%	7%
Belgium	10,481,831	48.7%	15%
Ireland	4,065,631	50.7%	2%
Luxembourg	459,393	58.9%	1%
Rest of Europe	351,173,955	22.8%	25%
Total Europe	807,289,020	36.1%

United States	299,093,237	68.6%

(1)   Source:  InternetWorldStats.com

14

Priceline Europe

[LOGO]	•	Acquired: September 2004

[LOGO]	•	Acquired: July 2005

[LOGO]	•	Merged into Priceline Europe: September 2005

15

Supply Environment

Independents	Chains

75%(1)	25%(1)

[GRAPHIC]	[GRAPHIC]

(1)   Source:  PhocusWright

16

Multi-Lingual Demand (12 languages/40 countries)

Barcelona: English	Barcelona: French	Barcelona: Spanish

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Barcelona: Dutch	Barcelona: Italian	Barcelona: German

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

17

Model Differences

Priceline Europe

•      Agency – Supplier Friendly

•      10-15% margins

•      Hotel pays after stay

•      Hotel connects via extranet

•      Customer pays at check-out

Competition

•      Merchant

•      15-40% margins

•      Hotel gets paid after stay

•      Hotel connects via extranet/GDS

•      Customer pays upfront

18

Opportunities – Continued roll out across Europe

[GRAPHIC]

19

Integration of Priceline Europe – Supply

Active now has hotels that	Bookings now has hotels that
were originally on Bookings	were originally on Active

[GRAPHIC]	[GRAPHIC]

20

Integration of Priceline Europe – Demand

Eastbound	Westbound

[GRAPHIC]	[GRAPHIC]

21

International Gross Bookings Trends(1)

Organic Yr/Yr Growth in International Gross Bookings

[CHART]

(1)   Organic gross travel bookings growth rates assume that acquired businesses were owned during all periods.

22

[LOGO]